UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07489

Oppenheimer International Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OFI Global Asset Management, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/31/2012

Item 1. Reports to Stockholders.

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

OPPENHEIMER

INTERNATIONAL GROWTH FUND

SEMIANNUAL REPORT 5.31.2013

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/13

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index	MSCI EAFE Index
6-Month	10.79%	4.42%	8.11%	11.39%
1-Year	30.06	22.58	25.79	31.62
5-Year	2.92	1.71	-1.62	-1.60
10-Year	11.99	11.33	9.40	8.32

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677).

2        OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 10.79% for the period, outperforming the MSCI AC World ex-U.S. Index’s return of 8.11%. Outperformance was driven by materials, industrials and information technology. Financials, health care and consumer staples detracted from relative performance for the period, albeit slightly.

MARKET OVERVIEW

Equities rallied during the period despite investors’ fears relating to the so-called U.S. fiscal cliff and related sequester, ongoing European concerns, China’s slowing growth, and continued deleveraging. Central banks throughout the world, including the United States, Europe and Japan, continued to take accommodative policy measures intended to promote market liquidity and stimulate greater economic growth. In addition, a clear recovery in the U.S. (acceleration in lending, improvement in the housing market, and increased consumer spending) provided further support for equity markets.

FUND REVIEW

During the period, the top performing holding for the Fund was William Hill plc. William Hill is a sports bookmaking company based in the United Kingdom. The company’s earnings were boosted by the 2013 Grand National horse race, won by underdog Auroras Encore. William Hill also benefited from the continued growth of its online and mobile presence, as online bets surpassed retail wagers every week of its first quarter. Also contributing positively to performance were BT Group plc, Roche Holding AG, European Aeronautic Defence & Space Co. (“EADS”) and

Telefonaktiebolaget LM Ericsson (“Ericsson”). BT Group, the Fund’s largest holding at period end, is a fully integrated telecom service provider in the United Kingdom. BT Group has benefited from the rising demand for data transmission that accompanied the increased usage of “smart” communication devices. The company also increased its dividend after posting better than anticipated earnings for its fourth quarter. Roche Holding is one of the world’s leading pharmaceutical companies. We believe its stock benefited from the strong growth potential of its existing product line-up, including cancer treatment drugs Avastin and Herceptin, as well as its impressive pipeline of products that are in the late stages of testing and approval. EADS is the Franco-German manufacturer of Airbus planes. The company enjoyed strong sales and earnings as its air fleet continued to renew itself and expand. EADS has a defense business that is roughly 25% of its earnings, a percentage significantly below that of its chief rival, Boeing. EADS has therefore been less affected by declining defense spending in the U.S. and Europe. Ericsson is a world-leading provider of telecommunications equipment and related services to mobile and fixed

3      OPPENHEIMER INTERNATIONAL GROWTH FUND

network operators. The company announced strong equipment sales growth as North American operators increased their capital expenditure spending significantly. In Europe, operators are beginning to transition from widening coverage areas with hardware purchases to deepening service delivery with software upgrades. With its dominance of the installed infrastructure, we believe Ericsson’s is poised to benefit from this higher margin business.

While detractors were limited for the period, the most significant were Aggreko plc and Saipem SpA. Aggreko, based in the U.K., specializes in mobile power generation. The company operates globally, with significant opportunities coming from developing markets where rapidly growing power demand surpasses existing generation capacity. During the period, Aggreko’s stock was hurt by news of disappointing contract wins. We view this as a temporary situation and believe the company’s long term drivers are still in place. Saipem, based in Italy, is a contractor in the oil and gas industry, specializing in oil and gas related activities in remote and deepwater areas. The company’s stock price declined sharply during the period after announcing it expects a loss for 2013.

George R. Evans, CFA Portfolio Manager

STRATEGY & OUTLOOK

We continue to focus on global industry leaders that we believe have strong, structural growth opportunities. Despite a turbulent macroeconomic environment, Europe remains a great geography to find companies with the characteristics we seek. Many of these companies source a significant portion of their revenue from other regions, such as the emerging markets and the U.S., where demand is much healthier. Additionally, despite solid returns for European equity markets in 2012, valuations for many growth-oriented stocks remain attractive. We believe that these high quality companies warrant a premium and we think they have the potential to perform positively over the long term.

Conversely, despite the recent investor optimism about a recovery in the Japanese economy, we remain cautious about the outlook there. It remains to be seen whether or not actions taken by the new government and the resulting weakness in the yen will result in higher investment and consumption and, ultimately, sustainable growth. More importantly, we are closely monitoring the prospects for reform in the corporate sector that should lead to better allocation of capital and higher returns on investment.

Robert B. Dunphy, CFA Portfolio Manager

4      OPPENHEIMER INTERNATIONAL GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS
BT Group plc, Cl. A	2.5%

SAP AG	2.2

Experian plc	2.0

Roche Holding AG	1.8

Aalberts Industries NV	1.6

Heineken NV	1.6

Telefonaktiebolaget LM Ericsson, Cl. B	1.5

Bunzl plc	1.5

James Hardie Industries plc	1.5

United Internet AG	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds.com.

TOP TEN COUNTRIES
United Kingdom	25.5%

France	12.4

Switzerland	10.3

Netherlands	8.9

Germany	6.9

United States	5.5

Japan	4.8

Spain	4.5

Italy	3.6

Australia	3.5

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2013, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2013, and are based on the total market value of investments.

5      OPPENHEIMER INTERNATIONAL GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OIGAX)	3/25/96	10.79%	30.06%	2.92%		11.99%
Class B (IGRWX)	3/25/96	10.35%	29.01%	2.11%		11.47%
Class C (OIGCX)	3/25/96	10.42%	29.06%	2.16%		11.16%
Class I (OIGIX)	3/29/12	11.06%	30.69%	14.74%	*	N/A
Class N (OIGNX)	3/1/01	10.67%	29.67%	2.66%		11.67%
Class Y (OIGYX)	9/7/05	11.00%	30.53%	3.41%		7.75%	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/13

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (OIGAX)	3/25/96	4.42%	22.58%	1.71%		11.33%
Class B (IGRWX)	3/25/96	5.35%	24.01%	1.74%		11.47%
Class C (OIGCX)	3/25/96	9.42%	28.06%	2.16%		11.16%
Class I (OIGIX)	3/29/12	11.06%	30.69%	14.74%	*	N/A
Class N (OIGNX)	3/1/01	9.67%	28.67%	2.66%		11.67%
Class Y (OIGYX)	9/7/05	11.00%	30.53%	3.41%		7.75%	*

*Shows performance since inception

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C and N shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index and the MSCI EAFE Index. The MSCI AC World ex-U.S. Index is designed to measure the

6      OPPENHEIMER INTERNATIONAL GROWTH FUND

equity market performance of developed and emerging markets and excludes the U.S. The MSCI EAFE Index (Europe, Australasia, Far East) is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Fund has changed its benchmark from the MSCI EAFE Index to the MSCI AC World ex-U.S. Index, which it believes is a more appropriate measure of the Fund’s performance. The Index is unmanaged and cannot be purchased directly by investors. Indices are unmanaged and cannot be purchased by investors. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

7      OPPENHEIMER INTERNATIONAL GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2013.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8      OPPENHEIMER INTERNATIONAL GROWTH FUND

Actual	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During 6 Months Ended May 31, 2013

Class A	$1,000.00	$1,107.90	$6.48

Class B	1,000.00	1,103.50	10.75

Class C	1,000.00	1,104.20	10.28

Class I	1,000.00	1,110.60	4.06

Class N	1,000.00	1,106.70	7.85

Class Y	1,000.00	1,110.00	4.64

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.80	6.21

Class B	1,000.00	1,014.76	10.30

Class C	1,000.00	1,015.21	9.84

Class I	1,000.00	1,021.09	3.89

Class N	1,000.00	1,017.50	7.52

Class Y	1,000.00	1,020.54	4.44

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2013 are as follows:

Class	Expense Ratios

Class A	1.23%

Class B	2.04

Class C	1.95

Class I	0.77

Class N	1.49

Class Y	0.88

The expense ratios reflect voluntary waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS May 31, 2013 / Unaudited

	Shares	Value

Common Stocks—95.9%

Consumer Discretionary—16.9%

Automobiles—0.9%
Bayerische Motoren Werke (BMW) AG	967,655	$92,511,198

Diversified Consumer Services—1.9%
Benesse Holdings, Inc.	2,128,282	78,441,801

Dignity plc[1]	4,629,528	94,947,401

MegaStudy Co. Ltd.	112,054	6,787,699

		180,176,901

Hotels, Restaurants & Leisure—3.5%
Carnival Corp.	3,741,830	123,854,573

Domino’s Pizza Group plc[1]	10,641,224	114,073,909

William Hill plc	14,266,092	94,883,303

		332,811,785

Household Durables—1.0%
SEB SA	1,268,990	99,631,879

Internet & Catalog Retail—1.3%
Ctrip.com International Ltd., ADR[2]	1,802,790	56,156,908

Yoox SpA[1,2]	3,257,777	66,472,428

		122,629,336

Leisure Equipment & Products—0.1%
Nintendo Co. Ltd.	105,219	10,376,818

Media—2.3%
Grupo Televisa SAB, Sponsored ADR	1,017,630	26,539,791

SES, FDR	2,836,180	83,605,226

Virgin Media, Inc.	1,856,990	92,218,123

Zee Entertainment Enterprises Ltd.	8,197,109	32,596,455

		234,959,595

Multiline Retail—1.4%
Kering	651,290	141,401,663

Specialty Retail—1.2%
Industria de Diseno Textil SA (Inditex)	911,875	113,022,904

Textiles, Apparel & Luxury Goods—3.3%
Burberry Group plc	2,744,591	59,819,523

Compagnie Financiere Richemont SA, Cl. A	430,390	37,829,343

Luxottica Group SpA	1,837,711	94,220,955

LVMH Moet Hennessy Louis Vuitton SA	535,130	93,036,968

Swatch Group AG (The)	60,165	34,154,917

		319,061,706

	Shares	Value

Consumer Staples—13.1%

Beverages—5.0%
C&C Group plc	16,808,159	$100,207,862

Diageo plc	3,510,632	103,930,962

Heineken NV	2,247,816	155,894,792

Pernod-Ricard SA	1,048,362	125,893,748

		485,927,364

Food & Staples Retailing—1.8%
Shoppers Drug Mart Corp.	3,049,025	133,166,001

Woolworths Ltd.	1,187,181	37,264,779

		170,430,780

Food Products—4.3%
Aryzta AG2	2,173,094	124,399,722

Barry Callebaut AG2	100,320	93,463,360

DANONE SA	907,200	66,640,950

Nestle SA	384,199	25,352,090

Unilever plc	2,616,538	109,984,643

		419,840,765

Household Products—1.1%
Reckitt Benckiser Group plc	1,454,916	103,800,783

Personal Products—0.3%
L’Oreal SA	188,483	31,597,179

Tobacco—0.6%
Swedish Match AB	1,656,861	57,035,040

Energy—3.6%

Energy Equipment & Services—2.0%
Hunting plc	805,759	10,511,518

Saipem SpA	824,392	21,878,923

Schoeller-Bleckmann Oilfield Equipment AG	643,331	65,884,083

Technip SA	926,522	102,341,823

		200,616,347

Oil, Gas & Consumable Fuels—1.6%
BG Group plc	6,111,337	111,225,528

Cairn Energy plc[2]	11,660,785	47,891,469

Ceres, Inc.[1,2]	1,262,894	2,727,851

		161,844,848

Financials—5.4%

Capital Markets—3.2%
BinckBank NV	3,717,550	33,989,942

ICAP plc	21,371,217	118,608,380

Tullett Prebon plc	10,749,054	47,574,414

UBS AG2	6,313,955	109,818,611

		309,991,347

Commercial Banks—1.0%
ICICI Bank Ltd., Sponsored ADR	2,118,430	95,265,797

Insurance—1.1%
Prudential plc	6,115,128	103,062,391

10      OPPENHEIMER INTERNATIONAL GROWTH FUND

	Shares	Value

Thrifts & Mortgage Finance—0.1%
Housing
Development Finance
Corp. Ltd.	772,602	$12,297,892

Health Care—9.4%

Biotechnology—2.5%
CSL Ltd.	2,050,300	116,230,585

Grifols SA2	3,592,879	131,480,815

		247,711,400

Health Care Equipment & Supplies—3.7%
DiaSorin SpA	2,309,637	92,197,337

Essilor International SA	907,916	98,946,324

Sonova Holding AG2	850,222	93,669,822

Straumann Holding AG	57,877	7,901,399

William Demant
Holding[2]	994,214	79,342,505

		372,057,387

Health Care Providers & Services—1.0%
Sonic Healthcare Ltd.	7,323,094	98,702,870

Health Care Technology—0.2%
CompuGroup
Medical AG	849,049	19,868,216

Ortivus AB, Cl. A1,2	19,837	12,609

Ortivus AB, Cl. B1,2	1,883,694	941,479

		20,822,304

Life Sciences Tools & Services—0.0%
Tyrian Diagnostics
Ltd.[1,2]	119,498,536	171,549

Pharmaceuticals—2.0%
BTG plc[2]	2,809,645	15,240,008

Novogen Ltd.[1,2]	8,330,223	1,218,675

Oxagen Ltd.[2,3]	214,287	9,857

Roche Holding AG	696,177	172,262,252

		188,730,792

Industrials—21.9%

Aerospace & Defense—2.2%
Embraer SA	11,923,346	107,720,957

European Aeronautic
Defence & Space Co.	1,885,663	107,353,161

		215,074,118

Commercial Services & Supplies—1.9%
Aggreko plc	2,716,610	73,397,689

Edenred	918,140	29,052,302

Prosegur Companiade Seguridad SA	15,788,897	87,527,925

		189,977,916

Construction & Engineering—2.7%
Koninklijke Boskalis
Westminster NV	2,489,331	98,600,079

Leighton Holdings Ltd.	4,139,490	68,979,869

	Shares	Value

Construction & Engineering (Continued)
Outotec OYJ	1,370,624	$18,328,944

Trevi Finanziaria
Industriale SpA[1]	8,819,591	76,100,845

		262,009,737

Electrical Equipment—3.7%
ABB Ltd.[2]	4,614,952	100,489,263

Legrand SA	2,192,940	107,262,430

Nidec Corp.	814,685	55,140,477

Schneider Electric SA	1,307,500	102,322,151

		365,214,321

Industrial Conglomerates—0.8%
Siemens AG	733,799	77,989,847

Machinery—3.8%
Aalberts Industries NV1	7,035,151	158,733,980

Atlas Copco AB, Cl. A	2,704,398	71,076,234

FANUC Corp.	258,800	38,245,852

Weir Group plc (The)	2,995,041	105,465,116

		373,521,182

Professional Services—2.0%
Experian plc	10,774,579	197,847,358

Trading Companies & Distributors—3.8%
Brenntag AG	815,202	124,268,334

Bunzl plc	7,633,615	148,490,364

Wolseley plc	2,001,478	101,413,881

		374,172,579

Transportation Infrastructure—1.0%
Koninklijke Vopak NV	1,602,316	95,956,923

Information Technology—16.5%

Communications Equipment—1.5%
Telefonaktiebolaget
LM Ericsson, Cl. B	12,835,751	150,124,249

Computers & Peripherals—1.1%
Gemalto NV	1,271,275	106,741,142

Electronic Equipment, Instruments, & Components—2.6%
Hoya Corp.	4,920,710	98,752,868

Ibiden Co. Ltd.	537,983	8,420,248

Keyence Corp.	367,721	112,688,643

Omron Corp.	1,302,218	38,706,868

		258,568,627

Internet Software & Services—2.8%
Telecity Group plc	6,762,905	99,429,697

United Internet AG	5,028,935	143,023,504

Yahoo Japan Corp.	63,425	28,837,334

		271,290,535

IT Services—1.3%
Amadeus IT Holding SA, Cl. A	3,451,938	105,236,656

Infosys Ltd.	360,672	15,247,805

		120,484,461

11      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)

	Shares	Value

Semiconductors & Semiconductor Equipment—1.0%
ARM Holdings plc	6,822,480	$99,597,911

Software—6.2%
Aveva Group plc	1,918,376	70,295,157

Dassault Systemes SA	926,880	116,563,311

Sage Group plc (The)	18,380,390	101,554,339

SAP AG2	2,779,681	211,717,364

Temenos Group AG1	4,818,102	106,175,464

		606,305,635

Materials—4.0%

Chemicals—2.5%
Filtrona plc[1]	13,002,460	137,362,223

Orica Ltd.	643,608	13,673,267

Sika AG	38,512	94,978,662

		246,014,152

Construction Materials—1.5%
James Hardie
Industries plc	15,535,900	146,777,858

Telecommunication Services—4.4%

Diversified Telecommunication Services—4.4%
BT Group plc, Cl. A	53,916,696	246,148,764

Inmarsat plc	9,753,497	90,586,947

Ziggo NV	2,822,686	101,383,546

		438,119,257

Utilities—0.7%

Energy Traders—0.7%
APR Energy plc[1]	5,134,054	64,665,629

Total Common Stocks
(Cost $7,046,703,102)		9,386,944,057

	Units	Value

Rights, Warrants and Certificates—0.0%
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15[1,2,3]	126,666	$7,600

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1,2]	1,118,385	525,641

Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13[1,2]	11,949,853	5,718

Total Rights, Warrants and Certificates		538,959
(Cost $264,716)

	Shares

Investment Company—3.1%
Oppenheimer Institutional
Money Market Fund, Cl. E, 0.12%[1,4]
(Cost $307,114,624)	307,114,624	307,114,624

Total Investments,at Value
(Cost $7,354,082,442)	99.0%	9,694,597,640

Assets in Excess of Other
Liabilities	1.0	93,035,473

Net Assets	100.0%	$9,787,633,113

Footnotes to Statement of Investments

Strike price is reported in U.S. Dollars, except for those denoted in the following currency:

AUD    Australian Dollar

1. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended May 31, 2013, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units November 30, 2012	Gross Additions	Gross Reductions	Shares/Units May 31, 2013
Aalberts Industries NV	6,348,447	686,704	—	7,035,151
APR Energy plc	4,216,602	917,452	—	5,134,054
Ceres, Inc.	1,262,894	—	—	1,262,894
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15	126,666	—	—	126,666
Dignity plc	3,819,982	809,546	—	4,629,528

12      OPPENHEIMER INTERNATIONAL GROWTH FUND

Footnotes to Statement of Investments (Continued)

	Shares/Units November 30, 2012	Gross Additions		Gross Reductions		Shares/Units May 31, 2013
Domino’s Pizza Group plc	8,982,012	1,659,212		—		10,641,224
Filtrona plc	12,296,420	2,290,640		1,584,600		13,002,460
MEI Pharma, Inc.	2,480,849	—		2,480,849	[a]	—
MEI Pharma, Inc.	—	413,474	[a]	413,474	[a]	—
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[b]	1,118,385	—		—		1,118,385
Novogen Ltd.	8,330,223	—		—		8,330,223
Oppenheimer Institutional Money Market Fund, Cl. E	206,196,290	1,113,837,739		1,012,919,405		307,114,624
Ortivus AB, Cl. A	29,828	—		9,991		19,837
Ortivus AB, Cl. B	1,883,694	—		—		1,883,694
Phoenix Mecano AG	65,025	—		65,025		—
Temenos Group AG	4,308,059	510,043		—		4,818,102
Trevi Finanziaria Industriale SpA	7,275,059	1,544,532		—		8,819,591
Tyrian Diagnostics Ltd.	119,498,536	—		—		119,498,536
Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	11,949,853	—		—		11,949,853
Yoox SpA	2,444,500	813,277		—		3,257,777

		Value		Income		Realized Gain (Loss)
Aalberts Industries NV		$158,733,980		$3,164,756	[c]	$—
APR Energy plc		64,665,629		526,111		—
Ceres, Inc.		2,727,851		—		—
Ceres, Inc. Wts., Strike Price $19.50, Exp. 9/6/15		7,600		—		—
Dignity plc		94,947,401		748,676		—
Domino’s Pizza Group plc		114,073,909		1,200,449		—
Filtrona plc		137,362,223		1,693,546	[c]	4,370,180
MEI Pharma, Inc.		—		—		—
MEI Pharma, Inc.		—		—		(13,837,362)
MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[b]		—	[d]	—		—
Novogen Ltd.		1,218,675		—		—
Oppenheimer Institutional Money Market Fund, Cl. E		307,114,624		212,700		—
Ortivus AB, Cl. A		12,609		—		(7,463)
Ortivus AB, Cl. B		941,479		—		—
Phoenix Mecano AG		—		—		(890,515)
Temenos Group AG		106,175,464		1,382,242		—
Trevi Finanziaria Industriale SpA		76,100,845		—		—
Tyrian Diagnostics Ltd.		171,549		—		—

13      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / (Continued)
Footnotes to Statement of Investments (Continued)

	Value	Income	Realized Gain (Loss)

Tyrian Diagnostics Ltd. Wts., Strike Price 0.012AUD, Exp. 12/20/13	$5,718	$—	$—
Yoox SpA	66,472,428	—	—

Total	$1,130,731,984	$8,928,480	$(10,365,160)

    a. All or a portion is the result of a corporate action.

    b. No longer an affiliate as of May 31, 2013.

    c. All or a portion of the transitions were the result of non-cash dividends.

    d. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

2. Non-income producing security.

3. Restricted security. The aggregate value of restricted securities as of May 31, 2013 was $17,457, which represents less than 0.005% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Appreciation/ (Depreciation)

Ceres, Inc. Wts., Strike Price $19.50,Exp. 9/6/15	9/5/07	$—	$7,600	$7,600
Oxagen Ltd.	12/20/00	2,210,700	9,857	(2,200,843)

		$2,210,700	$17,457	$(2,193,243)

4. Rate shown is the 7-day yield as of May 31, 2013.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$2,473,971,806	25.5%
France	1,198,295,954	12.4
Switzerland	1,000,494,905	10.3
Netherlands	858,653,565	8.9
Germany	669,378,463	6.9
United States	526,448,412	5.5
Japan	469,610,909	4.8
Spain	437,268,300	4.5
Italy	350,870,488	3.6
Australia	336,247,312	3.5
Sweden	279,189,611	2.9
Ireland	246,985,720	2.5
Jersey, Channel Islands	197,847,358	2.0
India	155,407,949	1.6
Canada	133,166,001	1.4
Brazil	107,720,957	1.1
Denmark	79,342,505	0.8
Austria	65,884,083	0.7
China	56,156,908	0.6
Mexico	26,539,791	0.2
Finland	18,328,944	0.2
South Korea	6,787,699	0.1

Total	$9,694,597,640	100.0%

See accompanying Notes to Financial Statements.

14      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2013 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $6,414,771,105)	$8,563,865,656
Affiliated companies (cost $939,311,337)	1,130,731,984

9,694,597,640

Receivables and other assets:
Investments sold	73,339,936
Shares of beneficial interest sold	46,475,644
Dividends	32,508,909
Other	386,347

Total assets	9,847,308,476

Liabilities
Bank overdraft	1,338,344

Payables and other liabilities:
Investments purchased	46,147,827
Shares of beneficial interest redeemed	8,965,252
Transfer and shareholder servicing agent fees	1,848,675
Distribution and service plan fees	756,928
Trustees’ compensation	439,452
Other	178,885

Total liabilities	59,675,363

Net Assets	$9,787,633,113

Composition of Net Assets
Additional paid-in capital	$7,661,218,077

Accumulated net investment income	66,337,783

Accumulated net realized loss on investments and foreign currency transactions	(280,230,379)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,340,307,632

Net Assets	$9,787,633,113

15      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES Unaudited / Continued

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,986,436,428 and 89,620,892 shares of beneficial interest outstanding)	$33.32
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$35.35

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,030,366 and 975,504 shares of beneficial interest outstanding)	$31.81

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $258,143,683 and 8,133,015 shares of beneficial interest outstanding)	$31.74

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $1,509,997,572 and 45,473,563 shares of beneficial interest outstanding)	$33.21

Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $208,892,304 and 6,370,824 shares of beneficial interest outstanding)	$32.79

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $4,793,132,760 and 144,428,836 shares of beneficial interest outstanding)	$33.19

See accompanying Notes to Financial Statements.

16      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2013 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $10,739,052)	$114,013,310
Affiliated companies	8,928,480

Total investment income	122,941,790

Expenses
Management fees	29,277,196

Distribution and service plan fees:
Class A	3,335,732
Class B	159,562
Class C	1,154,983
Class N	460,939

Transfer and shareholder servicing agent fees:
Class A	4,049,358
Class B	65,092
Class C	285,090
Class I	35,788
Class N	303,527
Class Y	4,676,558

Shareholder communications:
Class A	274,568
Class B	11,293
Class C	22,116
Class I	120
Class N	5,801
Class Y	247,766

Custodian fees and expenses	355,646

Trustees’ compensation	98,171

Other	212,515

Total expenses	45,031,821
Less waivers and reimbursements of expenses	(582,220)

Net expenses	44,449,601

Net Investment Income	78,492,189

17      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENT OF OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from:
Unaffiliated companies	$83,177,024
Affiliated companies	(10,365,160)
Foreign currency transactions	(492,137)

Net realized gain	72,319,727

Net change in unrealized appreciation/depreciation on:
Investments	939,266,572
Translation of assets and liabilities denominated in foreign currencies	(241,250,199)

Net change in unrealized appreciation/depreciation	698,016,373

Net Increase in Net Assets Resulting from Operations	$848,828,289

See accompanying Notes to Financial Statements.

18      OPPENHEIMER INTERNATIONAL GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012

Operations
Net investment income	$78,492,189	$91,620,358

Net realized gain (loss)	72,319,727	(162,194,414)

Net change in unrealized appreciation/depreciation	698,016,373	1,015,464,374

Net increase in net assets resulting from operations	848,828,289	944,890,318

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(28,313,862)	(12,456,178)
Class B	(70,269)	—
Class C	(907,873)	—
Class I	(1,742,830)	—
Class N	(1,415,862)	(633,313)
Class Y	(64,590,928)	(40,044,478)

	(97,041,624)	(53,133,969)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	360,121,657	451,193,748
Class B	(4,953,757)	(11,457,746)
Class C	30,859,131	(10,784,590)
Class I	1,416,172,055	94,791,296
Class N	34,077,458	24,523,758
Class Y	(76,265,239)	833,295,806

	1,760,011,305	1,381,562,272

Net Assets
Total increase	2,511,797,970	2,273,318,621

Beginning of period	7,275,835,143	5,002,516,522

End of period (including accumulated net investment income of $66,337,783 and $84,887,218, respectively)	$9,787,633,113	$7,275,835,143

See accompanying Notes to Financial Statements.

19      OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$30.43	$26.43	$25.75	$24.27	$17.02	$32.13

Income (loss) from investment operations:
Net investment income[1]	0.25	0.35	0.23	0.18	0.18	0.36
Net realized and unrealized gain (loss)	3.00	3.85	0.59	1.45	7.28	(15.25)

Total from investment operations	3.25	4.20	0.82	1.63	7.46	(14.89)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.36)	(0.20)	(0.14)	(0.15)	(0.21)	(0.22)

Net asset value, end of period	$33.32	$30.43	$26.43	$25.75	$24.27	$17.02

Total Return, at Net Asset Value[2]	10.79%	16.06%	3.16%	6.77%	44.32%	(46.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,986,436	$2,388,159	$1,663,354	$1,554,785	$1,266,608	$700,394

Average net assets (in thousands)	$2,706,435	$1,762,405	$1,730,811	$1,474,415	$960,876	$1,167,188

Ratios to average net assets:[3]
Net investment income	1.59%	1.25%	0.83%	0.73%	0.91%	1.34%
Total expenses[4]	1.26%	1.45%	1.36%	1.39%	1.45%	1.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.23%	1.28%	1.32%	1.34%	1.34%	1.25%

Portfolio turnover rate	5%	15%	19%	23%	13%	21%

20    OPPENHEIMER INTERNATIONAL GROWTH FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	1.26%
Year Ended November 30, 2012	1.45%
Year Ended November 30, 2011	1.36%
Year Ended November 30, 2010	1.39%
Year Ended November 30, 2009	1.46%
Year Ended November 30, 2008	1.27%

See accompanying Notes to Financial Statements.

21    OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

Class B	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$28.89	$25.09	$24.51	$23.14	$16.16	$30.54

Income (loss) from investment operations:
Net investment income (loss)[1]	0.10	0.14	0.01	(0.02)	0.03	0.13
Net realized and unrealized gain (loss)	2.88	3.66	0.57	1.39	6.95	(14.51)

Total from investment operations	2.98	3.80	0.58	1.37	6.98	(14.38)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$31.81	$28.89	$25.09	$24.51	$23.14	$16.16

Total Return, at Net Asset Value[2]	10.35%	15.15%	2.37%	5.92%	43.19%	(47.09)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,030	$32,852	$39,319	$55,020	$77,565	$65,006

Average net assets (in thousands)	$32,180	$35,472	$51,183	$67,453	$68,562	$120,915

Ratios to average net assets:[3]
Net investment income (loss)	0.65%	0.53%	0.04%	(0.07)%	0.16%	0.49%
Total expenses[4]	2.16%	2.30%	2.35%	2.41%	2.51%	2.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.04%	2.07%	2.13%	2.13%	2.13%	2.06%

Portfolio turnover rate	5%	15%	19%	23%	13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	2.16%
Year Ended November 30, 2012	2.30%
Year Ended November 30, 2011	2.35%
Year Ended November 30, 2010	2.41%
Year Ended November 30, 2009	2.52%
Year Ended November 30, 2008	2.09%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER INTERNATIONAL GROWTH FUND

Class C	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010		Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$28.87	$25.07	$24.47	$23.10		$16.15	$30.52

Income (loss) from investment operations:
Net investment income (loss)[1]	0.13	0.14	0.03	(0.01)		0.03	0.15
Net realized and unrealized gain (loss)	2.87	3.66	0.57	1.38		6.94	(14.49)

Total from investment operations	3.00	3.80	0.60	1.37		6.97	(14.34)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	0.00	0.00	0.00	[2]	(0.02)	(0.03)

Net asset value, end of period	$31.74	$28.87	$25.07	$24.47		$23.10	$16.15

Total Return, at Net Asset Value[3]	10.42%	15.16%	2.45%	5.94%		43.20%	(47.03)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$258,144	$206,019	$189,147	$196,001		$196,449	$143,472

Average net assets (in thousands)	$233,502	$194,518	$210,320	$198,031		$163,758	$241,776

Ratios to average net assets:[4]
Net investment income (loss)	0.87%	0.53%	0.12%	(0.04)%		0.18%	0.59%
Total expenses[5]	1.95%	2.05%	2.04%	2.10%		2.20%	2.01%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.95%	2.05%	2.04%	2.09%		2.10%	2.00%

Portfolio turnover rate	5%	15%	19%	23%		13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	1.95%
Year Ended November 30, 2012	2.05%
Year Ended November 30, 2011	2.04%
Year Ended November 30, 2010	2.10%
Year Ended November 30, 2009	2.21%
Year Ended November 30, 2008	2.02%

See accompanying Notes to Financial Statements.

23      OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

Class I	Six Months Ended May 31, 2013 (Unaudited)	Period Ended November 30, 2012[1]

Per Share Operating Data
Net asset value, beginning of period	$30.37	$28.71

Income (loss) from investment operations:
Net investment income[2]	0.41	0.21
Net realized and unrealized gain	2.91	1.45

Total from investment operations	3.32	1.66

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.48)	0.00

Net asset value, end of period	$33.21	$30.37

Total Return, at Net Asset Value[3]	11.06%	5.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,509,998	$108,917

Average net assets (in thousands)	$231,959	$61,111

Ratios to average net assets:[4]
Net investment income	2.74%	1.10%
Total expenses[5]	0.77%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.77%	0.74%

Portfolio turnover rate	5%	15%

1. For the period from March 29, 2012 (inception of offering) to November 30, 2012.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	0.77%
Period Ended November 30, 2012	0.74%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER INTERNATIONAL GROWTH FUND

Class N	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$29.89	$25.98	$25.33	$23.89	$16.74	$31.62

Income (loss) from investment operations:
Net investment income[1]	0.21	0.27	0.17	0.12	0.14	0.27
Net realized and unrealized gain (loss)	2.95	3.78	0.57	1.43	7.15	(15.00)

Total from investment operations	3.16	4.05	0.74	1.55	7.29	(14.73)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.26)	(0.14)	(0.09)	(0.11)	(0.14)	(0.15)

Net asset value, end of period	$32.79	$29.89	$25.98	$25.33	$23.89	$16.74

Total Return, at Net Asset Value[2]	10.67%	15.73%	2.90%	6.53%	43.90%	(46.79)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$208,892	$158,362	$113,905	$100,249	$81,079	$46,420

Average net assets (in thousands)	$186,015	$137,418	$115,153	$92,184	$60,494	$69,381

Ratios to average net assets:[3]
Net investment income	1.33%	0.97%	0.60%	0.48%	0.68%	1.06%
Total expenses[4]	1.52%	1.70%	1.65%	1.73%	1.82%	1.62%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.49%	1.57%	1.56%	1.58%	1.58%	1.57%

Portfolio turnover rate	5%	15%	19%	23%	13%	21%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	1.52%
Year Ended November 30, 2012	1.70%
Year Ended November 30, 2011	1.65%
Year Ended November 30, 2010	1.73%
Year Ended November 30, 2009	1.83%
Year Ended November 30, 2008	1.63%

See accompanying Notes to Financial Statements.

25      OPPENHEIMER INTERNATIONAL GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

Class Y	Six Months Ended May 31, 2013 (Unaudited)	Year Ended November 30, 2012	Year Ended November 30, 2011	Year Ended November 30, 2010	Year Ended November 30, 2009	Year Ended November 30, 2008

Per Share Operating Data
Net asset value, beginning of period	$30.34	$26.38	$25.71	$24.20	$17.02	$32.12

Income (loss) from investment operations:
Net investment income[1]	0.31	0.48	0.36	0.30	0.28	0.49
Net realized and unrealized gain (loss)	2.98	3.80	0.58	1.46	7.24	(15.23)

Total from investment operations	3.29	4.28	0.94	1.76	7.52	(14.74)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.44)	(0.32)	(0.27)	(0.25)	(0.34)	(0.36)

Net asset value, end of period	$33.19	$30.34	$26.38	$25.71	$24.20	$17.02

Total Return, at Net Asset Value[2]	11.00%	16.54%	3.63%	7.34%	45.02%	(46.37)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,793,133	$4,381,526	$2,996,792	$2,436,200	$1,645,882	$970,099

Average net assets (in thousands)	$5,300,543	$3,865,270	$2,934,647	$2,042,580	$1,155,662	$881,407

Ratios to average net assets:[3]
Net investment income	1.95%	1.72%	1.30%	1.22%	1.42%	1.92%
Total expenses[4]	0.88%	0.87%	0.91%	0.81%	0.83%	0.79%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.88%	0.87%	0.87%	0.81%	0.82%	0.78%

Portfolio turnover rate	5%	15%	19%	23%	13%	21%

26      OPPENHEIMER INTERNATIONAL GROWTH FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods less than one full year.

4. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended May 31, 2013	0.88%
Year Ended November 30, 2012	0.87%
Year Ended November 30, 2011	0.91%
Year Ended November 30, 2010	0.81%
Year Ended November 30, 2009	0.84%
Year Ended November 30, 2008	0.80%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies

Oppenheimer International Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment ompany. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser was OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) through December 31, 2012. Effective January 1, 2013, the Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OFI. The Manager has entered into a sub-advisory agreement with OFI, as of the same effective date.

The Fund offers Class A, Class C, Class I, Class N and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds will be allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class N shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is the investment adviser of IMMF, and the Sub-Adviser provides investment and related advisory services to IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

28      OPPENHEIMER INTERNATIONAL GROWTH FUND

1. Significant Accounting Policies (Continued)

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.

During the fiscal year ended November 30, 2012, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 30, 2012 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

29      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Expiring

2014	$266,943
2015	1,931,991
2016	32,821,421
2017	115,960,740
No expiration	165,821,972

Total	$316,803,067

Of these losses, $1,540,330 are subject to loss limitation rules resulting from merger activity. These limitations generally reduce the utilization of these losses to a maximum of $385,083 per year.

As of May 31, 2013, it is estimated that the capital loss carryforwards would be $150,981,095 expiring by 2017 and $93,502,245 which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the six months ended May 31, 2013, it is estimated that the Fund will utilize $72,319,727 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of May 31, 2013 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$7,389,023,418

Gross unrealized appreciation	$2,675,122,187
Gross unrealized depreciation	(369,547,965)

Net unrealized appreciation	$2,305,574,222

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the six months ended May 31, 2013, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

30      OPPENHEIMER INTERNATIONAL GROWTH FUND

1. Significant Accounting Policies (Continued)

Projected Benefit Obligations Increased	$14,040
Payments Made to Retired Trustees	25,049
Accumulated Liability as of May 31, 2013	186,150

The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

31      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

1. Significant Accounting Policies (Continued)

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the

32      OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Securities Valuation (Continued)

Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third- party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation

33      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

2. Securities Valuation (Continued)

Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of May 31, 2013 based on valuation input level:

34      OPPENHEIMER INTERNATIONAL GROWTH FUND

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stock
Consumer Discretionary	$298,769,395	$1,347,814,390	$—	$1,646,583,785
Consumer Staples	133,166,001	1,135,465,910	—	1,268,631,911
Energy	2,727,851	359,733,344	—	362,461,195
Financials	95,265,797	425,351,630	—	520,617,427
Health Care	—	928,186,445	9,857	928,196,302
Industrials	—	2,151,763,981	—	2,151,763,981
Information Technology	—	1,613,112,560	—	1,613,112,560
Materials	—	392,792,010	—	392,792,010
Telecommunication Services	—	438,119,257	—	438,119,257
Utilities	—	64,665,629	—	64,665,629
Rights, Warrants and Certificates	—	531,359	7,600	538,959
Investment Company	307,114,624	—	—	307,114,624

Total Assets	$837,043,668	$8,857,536,515	$17,457	$9,694,597,640

Currency contracts and forwards, if any, are reported at their unrealized appreciation/ depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers into Level 2*

Assets Table
Investments, at Value:
Commons Stocks
Consumer Discretionary	$(1,057,643,153)	$1,057,643,153
Consumer Staples	(834,350,301)	834,350,301
Energy	(251,003,842)	251,003,842
Financials	(247,140,385)	247,140,385
Health Care	(732,022,824)	732,022,824
Industrials	(1,341,119,480)	1,341,119,480
Information Technology	(773,989,357)	773,989,357
Materials	(326,218,839)	326,218,839
Telecommunication Services	(276,997,725)	276,997,725
Utilities	(45,566,716)	45,566,716

Total Assets	$(5,886,052,622)	$5,886,052,622

*Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

35      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)
3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended May 31, 2013		Year Ended November 30, 2012[1]
	Shares	Amount	Shares	Amount

Class A
Sold	21,578,829	$697,470,307	35,232,163	$999,199,949
Dividends and/or distributions reinvested	861,239	26,284,999	470,813	11,572,613
Redeemed	(11,305,574)	(363,633,649)	(20,153,864)	(559,578,814)

Net increase	11,134,494	$360,121,657	15,549,112	$451,193,748

Class B
Sold	65,791	$2,018,057	139,560	$3,683,302
Dividends and/or distributions reinvested	2,306	67,418	—	—
Redeemed	(229,844)	(7,039,232)	(569,657)	(15,141,048)

Net decrease	(161,747)	$(4,953,757)	(430,097)	$(11,457,746)

Class C
Sold	1,838,449	$56,762,555	1,422,635	$37,788,062
Dividends and/or distributions reinvested	25,887	754,864	—	—
Redeemed	(866,841)	(26,658,288)	(1,832,414)	(48,572,652)

Net increase (decrease)	997,495	$30,859,131	(409,779)	$(10,784,590)

Class I
Sold	42,082,010	$1,422,771,107	4,780,796	$130,819,993
Dividends and/or distributions reinvested	57,456	1,742,662	—	—
Redeemed	(252,762)	(8,341,714)	(1,193,937)	(36,028,697)

Net increase	41,886,704	$1,416,172,055	3,586,859	$94,791,296

Class N
Sold	1,980,864	$62,919,827	2,577,875	$70,901,918
Dividends and/or distributions reinvested	43,746	1,315,000	24,079	582,940
Redeemed	(951,618)	(30,157,369)	(1,687,795)	(46,961,100)

Net increase	1,072,992	$34,077,458	914,159	$24,523,758

36      OPPENHEIMER INTERNATIONAL GROWTH FUND

3. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2013		Year Ended November 30, 2012[1]
	Shares	Amount	Shares	Amount

Class Y
Sold	53,910,871	$1,725,569,341	64,929,124	$1,776,984,849
Dividends and/or distributions reinvested	2,005,215	60,838,229	1,560,639	38,095,210
Redeemed	(55,924,585)	(1,862,672,809)	(35,663,153)	(981,784,253)

Net increase (decrease)	(8,499)	$(76,265,239)	30,826,610	$833,295,806

1. For the year ended November 30, 2012 for Class A, Class B, Class C, Class N and Class Y shares, and for the period from March 29, 2012 (inception of offering) to November 30, 2012 for Class I shares.

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended May 31, 2013, were as follows:

	Purchases	Sales

Investment securities	$1,984,244,355	$454,046,355

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $3 billion	0.67
Next $5 billion	0.65
Over $10 billion	0.63

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of OFI, acted as the transfer and shareholder servicing agent for the Fund through December 31, 2012. Effective January 1, 2013, OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a per account fee.

Additionally, Class Y shares are subject to minimum fees of $10,000 annually for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the

37      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

5. Fees and Other Transactions with Affiliates (Continued)

per account fee does not equal or exceed the applicable minimum fees. The Transfer Agent may voluntarily waive the minimum fees.

Sub-Transfer Agent Fees. Effective January 1, 2013, the Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI, (the “Sub-Transfer Agent”) to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets and 0.25% on Class N shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2013 were as follows:

38      OPPENHEIMER INTERNATIONAL GROWTH FUND

5. Fees and Other Transactions with Affiliates (Continued)

Class B	$325,142
Class C	6,169,508
Class N	2,109,487

Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class B Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class N Contingent Deferred Sales Charges Retained by Distributor

May 31, 2013	$313,148	$—	$27,439	$8,673	$229

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended May 31, 2013, the Manager waived fees and/or reimbursed the Fund $158,396 for IMMF management fees.

The Transfer Agent has voluntarily agreed to limit transfer and shareholder servicing agent fees for Classes B, C, N and Y shares to 0.35% of average annual net assets per class and for Class A shares to 0.30% of average annual net assets of the class.

During the six months ended May 31, 2013, the Transfer Agent waived transfer and shareholder servicing agent fees as follows:

Class A	$384,627
Class B	17,930
Class N	21,267

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of May 31, 2013, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

39      OPPENHEIMER INTERNATIONAL GROWTH FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / (Continued)

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against OFI and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of OFI and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against OFI and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against (i) OFI, (ii) an affiliate of OFI and (iii) AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract and common law fraud claims against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On April 11, 2013, the court granted defendants’ motion for summary judgment, dismissing plaintiffs’ fraud claim with prejudice and dismissing their contract claim without prejudice, and granted plaintiffs leave to replead their contract claim to assert a cause of action for specific performance within 30 days. On May 9, 2013, plaintiffs filed a notice of appeal from the court’s dismissal order. On July 15, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract and common law fraud claims against the defendants

40      OPPENHEIMER INTERNATIONAL GROWTH FUND

7. Pending Litigation (Continued)

and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against OFI, an affiliate of OFI and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by OFI’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

OFI believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, OFI believes that these suits should not impair the ability of OFI or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

41      OPPENHEIMER INTERNATIONAL GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

42      OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMER INTERNATIONAL GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
David K. Downes, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Phillip A. Griffiths, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Mary Ann Tynan, Trustee
Joseph M. Wikler, Trustee
Peter I. Wold, Trustee
William F. Glavin, Jr., Trustee, President and Principal Executive Officer
George R. Evans, Vice President
Robert Dunphy, Vice President
Arthur S. Gabinet, Secretary and Chief Legal Officer
Christina M. Nasta, Vice President and Chief Business Officer
Mark S. Vandehey, Vice President and Chief Compliance Officer
Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

© 2013 OppenheimerFunds, Inc. All rights reserved.

43      OPPENHEIMER INTERNATIONAL GROWTH FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

—	Applications or other forms
—	When you create a user ID and password for online account access
—	When you enroll in eDocs Direct, our electronic document delivery service
—	Your transactions with us, our affiliates or others
—	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
—	When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

44      OPPENHEIMER INTERNATIONAL GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

—

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

—

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

—	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

45      OPPENHEIMER INTERNATIONAL GROWTH FUND

OPPENHEIMERFUNDS™
THE RIGHT WAY TO INVEST

Visit us at **oppenheimerfunds.com** for 24-hr access to account information and transactions or call us at **800.CALL OPP (800.225.5677)** for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.
Two World Financial Center, 225 Liberty Street, New York, NY 10281-1008
© 2013 OppenheimerFunds Distributor, Inc. All rights reserved.
RS0825.001.0513 July 22, 2013

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1) Not	applicable to semiannual reports.

 (2) Exhibits attached hereto.

 (3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Growth Fund

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	7/9/2013

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	7/9/2013